Financial Instruments - Schedule of Fair Value Assets and Liabilities Measured on Recurring Basis (Table) (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Fair Value Disclosures [Abstract]
Interest rate swaps	$ (16,151)	$ (36,183)
Bunker swaps	1,989	(8,755)
Bunker put options	0	207
Fair Value, Net Asset (Liability), Total	$ (14,162)	$ (44,731)